EXECUTION VERSION


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 18, 1998, is entered into by and among:

                  (1) QUANTUM CORPORATION, a Delaware corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks") that execute this Amendment;

                  (3) CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Banks (in such capacity, "Administrative Agent").


                  (4) ABN AMRO BANK, N.V., San Francisco International Branch ("ABN"), as syndication agent for the Banks (in such capacity, "Syndication Agent"); and


                  (5) BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as documentation agent for the Banks (in such capacity, "Documentation Agent").


                                    RECITALS

         A. Each of (i) Borrower,  (ii) the Banks, (iii)  Administrative  Agent,
(iv) ABN and CIBC Inc., as co-arrangers  for the Banks,  (v) Syndication  Agent,
(vi) Documentation Agent, and (vii) BankBoston, N.A., The Bank of Nova Scotia, Fleet National Bank and The Industrial Bank of Japan, Limited, as co-agents for the Banks, are parties to a Credit Agreement dated as of June 6, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1998 (as amended, the "Credit Agreement").

         B. Borrower has requested the Banks, Administrative Agent, Syndication Agent and Documentation Agent to amend the Credit Agreement in certain respects.

         C.  The  Banks   executing  this   Amendment,   Administrative   Agent,
Syndication Agent and Documentation Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks executing this Amendment, Administrative Agent, Syndication Agent and Documentation Agent hereby agree as follows:


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         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.


         2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is hereby amended by adding thereto, in the appropriate alphabetical order, definitions of the terms "MKE-Quantum
         Dissolution Charge" and "Second Amendment Effective Date" to read in their entirety as follows:

                           "MKE-Quantum   Dissolution  Charge"  shall  mean  the
                  non-recurring charge, not to exceed $125,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's third fiscal quarter in fiscal year 1999 as a result of expenses and charges incurred by Borrower in connection with the winding up of the affairs and dissolution of MKE-Quantum.

                           "Second Amendment Effective Date" shall mean December
                  18, 1998.

                  (b) Clause (xvii) of Subparagraph 5.02(a) is hereby amended by adding thereto at the beginning of such clause the phrase "Prior to the Second Amendment Effective Date,".

                  (c) Clause (ix) of Subparagraph 5.02(e) is hereby amended by adding thereto at the beginning of such clause the phrase "Prior to the Second Amendment Effective Date,".

                  (d) Clause (ii) of  Subparagraph  5.02(l) is hereby amended by
         (i) deleting the word "sum" in Subclause (G) thereof and replacing it with the word "amount", (ii) deleting the "." at the end of Subclause
         (G) thereof and replacing it with a ";", and (ii) adding the following immediately after Subclause (G):

                                      minus

                           (H) An amount  equal to (1) the  after tax  amount of
                  any MKE-Quantum Dissolution Charge minus (2) the after tax gains (if any) realized by Borrower upon any Transfer of the assets or property of MKE-Quantum.

                  (e) Clause (iii) of Subparagraph  5.02(l) is hereby amended by
         (i) deleting the "." at the end of the first proviso clause thereof, and (ii) adding thereto immediately after the first proviso clause, a second proviso clause to read in its entirety as follows:

                  ; provided, further, that for purposes of calculating Borrower's net income for any period which includes the quarter ending on or about December 31, 1998, such calculation shall exclude the after tax sum of any MKE-Quantum Dissolution Charge minus the after tax gains (if any) realized by Borrower upon any Transfer of the assets or property of MKE-Quantum.


         3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent, Syndication Agent, Documentation Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date);

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)


         4. Effective Date. The amendments effected by Paragraph 2 above shall become effective on December 18, 1998 (the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Banks executing this Amendment and their respective counsel:

                  (a) This Amendment duly executed by Borrower, the Majority Banks, Administrative Agent, Syndication Agent and Documentation Agent;

                  (b) A Certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, (ii) that the resolution of Borrower, in the form delivered to Administrative Agent on the Closing Date, is in full force and effect and has not been amended, supplemented, revoked or repealed since such date, and (iii) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Credit Agreement, this Amendment, the other Credit Documents and all other documents, instruments or agreements relating thereto executed or to be executed by Borrower and indicating each such officer which is an Executive Officer or Authorized Financial Officer;


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


                  (c) A nonrefundable amendment fee to be paid to each Bank that executes this Amendment on or before December 18, 1998 equal to 0.10% of each such Bank's respective Proportionate Share; and

                  (d) Such other evidence as Administrative Agent or any Bank executing this Amendment may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.


         5. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.


         6.       Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.




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

         IN WITNESS WHEREOF, Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Banks executing this Amendment have caused this Amendment to be executed as of the day and year first above written.

                           QUANTUM CORPORTION, as Borrower


                           By:  /s/ Anthony H. Lewis, Jr.
                              --------------------------------------------------
                              Name:  Anthony H. Lewis, Jr.
                                     -------------------------------------------
                              Title: Vice President, Finance & Treasurer
                                     -------------------------------------------


                           CANADIAN IMPERIAL BANK OF COMMERCE,
                           as Administrative Agent


                           By:  /s/ Paul J. Chakmak
                              --------------------------------------------------
                              Name:  Paul J. Chakmak
                                     -------------------------------------------
                              Title: Managing Director, CIBC Oppenheimer
                                     -------------------------------------------
                                     Corp. as AGENT
                                     -------------------------------------------

                           ABN AMRO BANK N.V., San Francisco
                           International Branch, as Syndication Agent


                           By:  /s/ Robin S. Yim
                              --------------------------------------------------
                              Name:  Robin S. Yim
                                     -------------------------------------------
                              Title: Group Vice President
                                     -------------------------------------------

                           By:  /s/ Richard R. DaCosta
                              --------------------------------------------------
                              Name:  Richard R. DaCosta
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                           BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as Documentation Agent


                           By:  /s/ Kevin Mc Mahon
                              --------------------------------------------------
                              Name:  Kevin Mc Mahon
                                     -------------------------------------------
                              Title: Managing Director
                                     -------------------------------------------




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

                           ABN AMRO BANK N.V., San Francisco
                           International Branch, as a Bank


                           By:  /s/ Robin S. Yim
                              --------------------------------------------------
                              Name:  Robin S. Yim
                                     -------------------------------------------
                              Title: Group Vice President
                                     -------------------------------------------

                           By:  /s/ Richard R. DaCosta
                              --------------------------------------------------
                              Name:  Richard R. DaCosta
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                           BANKBOSTON, N.A., as a Bank


                           By:  /s/ John B. Desmond
                              --------------------------------------------------
                              Name:  John B. Desmond
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                           BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as a Bank


                           By:  /s/ Kevin Mc Mahon
                              --------------------------------------------------
                              Name:  Kevin Mc Mahon
                                     -------------------------------------------
                              Title: Managing Director
                                     -------------------------------------------


                           BANQUE NATIONALE DE PARIS, as a Bank


                           By:  /s/ Michael D. McCorriston  /s/ Gavin S. Holles
                              --------------------------------------------------
                              Name:  Michael D. McCorriston     Gavin S. Holles
                                     -------------------------------------------
                              Title: Vice President             Vice President
                                     -------------------------------------------


                           PARIBAS, as a Bank


                           By:  /s/ Jonathan Leong
                              --------------------------------------------------
                              Name:  Jonathan Leong
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------

                           By:  /s/ Lee S. Buckner
                              --------------------------------------------------
                              Name:  Lee S. Buckner
                                     -------------------------------------------
                              Title: Managing Director
                                     -------------------------------------------


                           CIBC INC., as a Bank


                           By:  /s/ Paul J. Chakmak
                              --------------------------------------------------
                              Name:  Paul J. Chakmak
                                     -------------------------------------------
                              Title: Managing Director, CIBC Oppenheimer
                                     -------------------------------------------
                                     Corp. as AGENT
                                     -------------------------------------------


                           DEUTSCHE BANK A.G., NEW YORK AND/OR
                           CAYMAN ISLANDS BRANCHES, as a Bank


                           By:  /s/ Andre Heitbaum
                              --------------------------------------------------
                              Name:  Andre Heitbaum
                                     -------------------------------------------
                              Title: Asst. Vice President
                                     -------------------------------------------

                           By:  /s/ William W. McGinty
                              --------------------------------------------------
                              Name:  William W. McGinty
                                     -------------------------------------------
                              Title: Director
                                     -------------------------------------------


                           FLEET NATIONAL BANK, as a Bank


                           By:  /s/ Mathew M. Glauninger
                              --------------------------------------------------
                              Name:  Mathew M. Glauninger
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                           KEYBANK NATIONAL ASSOCIATION, as a Bank


                           By:  /s/ Mary K. Young
                              --------------------------------------------------
                              Name:  Mary K. Young
                                     -------------------------------------------
                              Title: Assistant Vice President
                                     -------------------------------------------


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




                           MELLON BANK, as a Bank


                           By:  /s/ Michael P. Rogers
                              --------------------------------------------------
                              Name:  Michael P. Rogers
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                           ROYAL BANK OF CANADA, as a Bank


                           By:  /s/ Michael A. Cole
                              --------------------------------------------------
                              Name:  Michael A. Cole
                                     -------------------------------------------
                              Title: Senior Manager
                                     -------------------------------------------


                           SANWA BANK LIMITED, SAN FRANCISCO BRANCH, as a Bank


                           By:  /s/ Peter Olson
                              --------------------------------------------------
                              Name:  Peter Olson
                                     -------------------------------------------
                              Title: First Vice President & Manager
                                     -------------------------------------------


                           THE BANK OF NOVA SCOTIA, as a Bank


                           By:  /s/ Chris Osborn
                              --------------------------------------------------
                              Name:  Chris Osborn
                                     -------------------------------------------
                              Title: Finance Manager
                                     -------------------------------------------


                           THE FUJI BANK, LIMITED, as a Bank


                           By:  /s/ Masahito Fukuda
                              --------------------------------------------------
                              Name:  Masahito Fukuda
                                     -------------------------------------------
                              Title: Joint General Manager
                                     -------------------------------------------

                           THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Bank


                           By:  /s/ Kensaku Iwata
                              --------------------------------------------------
                              Name:  Kensaku Iwata
                                     -------------------------------------------
                              Title: Deputy General Manager
                                     -------------------------------------------


                           THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Bank


                           By:  /s/ Noboru Akahane
                              --------------------------------------------------
                              Name:  Noboru Akahane
                                     -------------------------------------------
                              Title: Deputy General Manager
                                     -------------------------------------------


                           THE MITSUBISHI TRUST AND BANKING
                           CORPORATION, LOS ANGELES AGENCY, as a Bank


                           By:  /s/ Yasushi Satomi
                              --------------------------------------------------
                              Name:  Yasushi Satomi
                                     -------------------------------------------
                              Title: Senior Vice President
                                     -------------------------------------------


                           THE SUMITOMO BANK, LIMITED, as a Bank


                           By:  /s/ Azar Shakeri
                              --------------------------------------------------
                              Name:  Azar Shakeri
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                           THE SUMITOMO TRUST AND BANKING CO., LTD., as a Bank


                           By:  /s/ Eleanor Chan
                              --------------------------------------------------
                              Name:  Eleanor Chan
                                     -------------------------------------------
                              Title: Manager & Vice President
                                     -------------------------------------------



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


                           UNION BANK OF CALIFORNIA, N.A., as a Bank


                           By:  /s/ Allan B. Miner
                              --------------------------------------------------
                              Name:  Allan B. Miner
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


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